NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT, dated as of August 22, 2025 (this "**Agreement**"), is entered into by and between Streeterville Capital, LLC, a Utah limited liability company ("**Seller**"), and American Rebel Holdings, Inc., a Nevada corporation ("**Buyer**"), for the purchase by Buyer of a portion of a certain secured promissory note held by Seller as described below.

RECITALS

WHEREAS, on June 26, 2024, Seller entered into a certain Note Purchase Agreement (as amended, the "**Purchase Agreement**") with Grafiti Holding, Inc., a British Columbia corporation ("**Grafiti**"), whereby Seller acquired from Grafiti that certain Secured Promissory Note in the original principal amount of $6,470,000.00 (as amended, the "**Note**," and together with the Purchase Agreement, and all other documents, agreements, certificates and instruments entered into in connection therewith, as amended, the "**Transaction Documents**").

WHEREAS, Damon, Inc., a British Columbia corporation ("**Company**"), assumed all of Grafiti's obligations under the Note and the other Transaction Documents pursuant to a business combination with Grafiti.

WHEREAS, upon the terms and conditions set forth in this Agreement, Seller proposes to sell, transfer and assign to Buyer, and Buyer agrees to purchase from Seller, a portion of the Note in consideration for the issuance to Seller of certain shares of Series E Preferred Stock, par value $0.001 per share, of Buyer (the "**Series E Stock**").

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. As used in this Agreement, the following terms have the meanings indicated:

"**Business Day**" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Utah are authorized or required by law or executive order to close.

"**Governmental Authority**" means any federal, state, municipal, local, foreign or other judicial, administrative, legislative or regulatory agency, department or commission, tribunal, arbitration panel, commission or other governmental or quasi-governmental authority, paristatal agency or dispute-resolving body of competent jurisdiction or other similar entity (including any branch, department or official thereof).

"**Lien**" means any mortgage, title defect or objection, judgment, claim, charge, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever.

"**Orders**" means any judgment, injunction, writ, award, decree or order of any nature.

"**Person**" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

"**Requirement of Law**" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

"**Securities Act**" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

ARTICLE II

PURCHASE OF THE PURCHASED NOTE

2.1 Purchase and Sale of Purchased Note; Assumption of Transaction Documents. Seller agrees to sell, transfer and assign to Buyer, and Buyer agrees to purchase from Seller, all of Seller's right, title and interest in and to a portion of the Note equal to $2,000,000.00 (the "**Purchased Note**") in exchange for 2,000 shares of Series E Stock (the "**Shares**") at a price of $1,000.00 per Share, for a total purchase price of $2,000,000.00 ("**Purchase Price**"), all as more particularly set forth herein.

2.2 Closing. Subject to Articles V and VI hereof, the closing of the sale and purchase of the Purchased Note (the "**Closing**") shall take place on August __, 2025 or such date as Seller and Buyer mutually agree (the "**Closing Date**"). On the Closing Date, (a) Buyer shall pay to Seller the Purchase Price by issuing the Shares to Seller, and (b) each of Seller and Buyer shall execute an Assignment substantially in the form attached hereto as Exhibit A (the "**Assignment**") providing for the assignment of the Purchased Note to Buyer. Notwithstanding anything to the contrary herein, Buyer and Seller agree that if the Purchase Price has not been received by Seller within three (3) Business Days of the date on which this Agreement has been executed by Buyer and Seller, this Agreement will be automatically terminated and the purchase and sale of the Purchased Note will be void *ab initio*, with no party hereto having any further obligations hereunder.

2.3 Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations

or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

2.4 Certificate of Designations. On or before the Closing Date, Buyer shall approve and file the Certificate of Designations for the Series E Stock in the form as attached hereto as Exhibit B (the "**Certificate of Designations**") with the Secretary of State of Nevada and shall take such actions as reasonably required in order for the Certificate of Designations to become effective. The Series E Stock acquired by the Seller hereunder shall be sold or issued pursuant to the exemption from registration provided by Rule 506(b) promulgated under Regulation D of the Securities Act.

2.5 Collateral. The Note is secured by certain collateral as set forth in the Transaction Documents (the "**Collateral**"). Buyer and Seller hereby agree that the security interest held in the Collateral by Seller will be held pari passu for benefit of both parties. Any and all rights, benefits and proceeds of the Collateral will be shared pro rata by Buyer and Seller (based on the then-outstanding balances of the Note and the Purchased Note). Buyer irrevocably appoints Seller as its attorney-in-fact and grants Seller a power of attorney with full powers of substitution, in the name of Buyer, for the use and benefit of Seller, to file any claim or claims or take any action or actions regarding the Transaction Documents and/or the Collateral, including, but not limited to, conducting any arbitration, litigation, collections action or foreclosure proceeding. The decisions regarding when, how and whether to pursue collections or other actions against the Company will be determined by Seller in consultation with Buyer. Buyer covenants and agrees that it will not pursue any collections or other action against the Company without Seller's consent.

2.6 Repurchase Option. In the event Buyer's common stock is ever delisted from Nasdaq, Seller will have the right to repurchase the Purchased Note from Buyer in exchange for cancellation of the Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer, as of the date of this Agreement and the Closing Date, as follows:

3.1 Legal Capacity; Existence and Power. Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Utah, with the requisite power and authority to enter into this Agreement and perform its obligations hereunder and each other document contemplated hereby to which Seller is or will be a party, and to consummate the transactions contemplated hereby and thereby.

3.2 Authorization; No Contravention. The execution, delivery and performance by Seller of this Agreement and the transactions contemplated hereby (a) have been duly authorized by all necessary officers, managers or members of Seller, (b) do not contravene the terms of Seller's charter documents, or any amendment thereof, (c) do not materially violate, conflict with

or result in any material breach or contravention of, or the creation of any Lien under, any contractual obligation of Seller or any Requirement of Law applicable to Seller, and (d) to the knowledge of Seller, do not materially violate any Orders of any Governmental Authority against, or binding upon, Seller.

3.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Seller, of this Agreement.

3.4 Binding Effect. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

3.5 Ownership of the Note. Seller acquired the Note from Grafiti on June 26, 2024. Seller has the sole and unrestricted right to sell and/or transfer the Note and any portion thereof. Upon transfer to Buyer of the Purchased Note hereunder, Buyer will have good and unencumbered title to the Purchased Note, free and clear of any and all Liens.

3.6 No Affiliate Status. Seller is not and has not at any time been an Affiliate, as that term is defined in the Securities Act, of the Company.

3.7 Accredited Investor. Seller is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

3.8 Own Account; Use of Proceeds. Seller is acting exclusively for its own account and not in concert with any other Person in connection with the transactions contemplated hereby. Seller does not intend to, and will not, directly or indirectly, use the proceeds received pursuant to this Agreement for the purpose of investing in the Company.

3.9 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by any party in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Seller or any action taken by Seller.

3.10 Limitations on Representations and Warranties. Except for the foregoing representations and warranties, this Agreement and the Assignment are made by Seller without recourse, representation or warranty of any nature or kind, express or implied, and Seller hereby expressly and specifically disclaims any and all warranty, guaranty or representation, oral or written, past, present or future with respect to the Purchased Note, any portion thereof, or any instruments evidencing same, including, without limitation: (a) the validity, effectiveness or enforceability of the Purchased Note, any portion thereof, or any instruments evidencing same; (b)

the validity, existence, or priority of any lien or security interest securing the obligations of the Company evidenced by the Purchased Note, any portion thereof, or any instruments evidencing same; (c) the existence of, or basis for, any claim, counterclaim, defense or offset relating to the Purchased Note, any portion thereof, or any instruments evidencing same; (d) the financial condition of the Company or any other guarantor or obligor liable under the Purchased Note, any portion thereof, or any instruments evidencing same, or the ability of any such parties to pay or perform their respective obligations under the Purchased Note, any portion thereof, or any instruments evidencing same; (e) the compliance of the Purchased Note, any portion thereof, or any instruments evidencing same with any laws, ordinances or regulations of any governmental agency or other body; (f) the value or condition of any collateral securing the obligations under the Purchased Note, any portion thereof, or any instruments evidencing same; and (g) the future performance of the Company or any other guarantor or obligor liable under the Purchased Note, any portion thereof, or any instruments evidencing same. Buyer acknowledges and represents to Seller that Buyer has been given the opportunity to undertake its own investigations of the Company, the Purchased Note, any portion thereof, or any instruments evidencing same, and having undertaken and performed all such investigations as Buyer deemed necessary or desirable, Buyer represents, warrants and agrees that it is relying solely on its own investigation of the Company, the Purchased Note, any portion thereof, or any instruments evidencing same, and not any information whatsoever provided or to be provided by Seller, or any representation or warranty of Seller. This Agreement and the assignment of the Purchased Note is made on an "**AS IS**," "**WHERE IS**" basis, with all faults, and Buyer, by acceptance of this Agreement and the Assignment, shall be deemed to have agreed and acknowledged that Seller has fully performed, discharged and complied with all of Seller's obligations, representations, warranties, covenants and agreements hereunder, that Seller is discharged therefrom, and that Seller shall have no further liability with respect thereto, except only for those express warranties contained in this Agreement, and Buyer, by such acceptance, expressly acknowledges that SELLER MAKES NO WARRANTY OR REPRESENTATIONS, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, RELATING TO THE PURCHASED NOTE, THE TRANSACTION DOCUMENTS, ANY PORTION THEREOF, OR ANY INSTRUMENTS EVIDENCING SAME, EXCEPT AS SPECIFICALLY SET FORTH HEREIN.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller, as of the date of this Agreement and the Closing Date, as follows:

4.1 Existence and Power. Buyer is duly organized and validly existing under the laws of the jurisdiction of its formation; and has the requisite power and authority to execute, deliver and perform its obligations hereunder.

4.2 Authorization; No Contravention. The execution, delivery and performance by Buyer of this Agreement and the transactions contemplated hereby, including the issuance of the Shares, (a) have been duly authorized by all necessary officers and directors of Buyer, (b) do not contravene the terms of Buyer's organizational documents, or any amendment thereof, (c) do not

materially violate, conflict with or result in any material breach or contravention of, or the creation of any Lien under, any contractual obligation of Buyer or any Requirement of Law applicable to Buyer, and (d) do not materially violate any Orders of any Governmental Authority against, or binding upon, Buyer to the knowledge of Buyer.

4.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Buyer, of this Agreement.

4.4 Binding Effect. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

4.5 Restricted Securities. Buyer understands that the Purchased Note will not be registered under the Securities Act at the time of purchase and, therefore, cannot be resold unless it is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Buyer is aware that the Company is under no obligation to effect any such registration with respect to the Purchased Note or to file for or comply with any exemption from registration.

4.6 Accredited Investor. Buyer is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.

4.7 No Affiliate Status. Buyer is not and has not at any time been an Affiliate, as that term is defined in the Securities Act, of the Company.

4.8 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by any party in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Buyer or any action taken by Buyer.

4.9 Disclosure of Information. Buyer has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to enter into this Agreement, and Buyer has had an opportunity to ask questions and receive answers from the Company and its officers concerning the Company's financial situation, business, prospects, and any other matter that Buyer has deemed relevant or important in determining whether to enter into this Agreement. Among other things, Buyer is aware that the Company's business prospects are speculative. Buyer has had the opportunity to consult with counsel of its choosing with respect to this Agreement and the transactions contemplated herein. No representations or warranties have been made to Buyer by Seller, or any of its respective officers, directors, employees, agents, sub-agents, affiliates or subsidiaries, other than the representations of Seller contained herein, and in

purchasing the Purchased Note hereunder, Buyer is not relying upon any representations of Seller other than those contained herein.

4.10 Investment Risk. Buyer is aware that its purchase of the Purchased Note pursuant to this Agreement is a speculative investment that is subject to the risk of complete loss. Buyer is able, without impairing Buyer's financial condition, to suffer a complete loss of such investment in the Company.

4.11 Sophisticated Buyer. Buyer has such knowledge and experience in financial and business matters that Buyer is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Buyer has not been formed solely for the purpose of making this investment and is purchasing the Purchased Note for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof.

4.12 Issuance of Securities. The issuance of the Shares to Seller is duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all Liens with respect to the issuance thereof.

ARTICLE V

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER TO CLOSE

The obligation of Buyer to purchase the Purchased Note and assume the rights and obligations under the Transaction Documents, to pay the Purchase Price therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, Buyer of the following conditions on or before the Closing Date:

5.1 Representations, Warranties and Covenants. The representations, warranties and covenants of Seller contained herein shall be true and correct in all material respects on the date hereof and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for those representations and warranties that are expressly limited by their terms to dates or times other than the Closing Date, which representations and warranties need only be true and correct in all material respects as of such other date or time. Seller shall have performed and complied in all material respects with all covenants and agreements required hereby to be performed or complied with by Seller on or prior to the Closing Date.

5.2 No Orders. No Order shall have been issued or litigation initiated by any Governmental Authority to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or the consummation of the transactions contemplated hereby.

5.3 Delivery of Documents. Seller shall have delivered to Buyer this Agreement and the Assignment, duly executed by Seller.

ARTICLE VI

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER TO CLOSE

The obligations of Seller to sell and transfer the Purchased Note and the Transaction Documents and to perform any obligations hereunder, shall be subject to the satisfaction as determined by, or waiver by, Seller, of the following conditions on or before the Closing Date:

6.1 Representations, Warranties and Covenants. The representations and warranties of Buyer contained herein shall be true and correct in all material respects on the date hereof and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for those representations and warranties that are expressly limited by their terms to dates or times other than the Closing Date, which representations or warranties need only be true and correct in all material respects as of such other date or time. Buyer shall have performed and complied in all material respects with all covenants and agreements required hereby to be performed or complied with by Buyer on or prior to the Closing Date.

6.2 No Orders. No Order shall have been issued or litigation initiated by any Governmental Authority to restrain or prohibit, or to obtain damages or a discovery order in respect of, this Agreement or the consummation of the transactions contemplated hereby.

6.3 Deliveries. Buyer shall have delivered to Seller this Agreement and the Assignment, duly executed by Buyer, and a copy of the Certificate of Designations, as filed and accepted by the Secretary of State of the State of Nevada.

6.4 Issuance of Shares. Buyer shall have issued the Shares to Seller.

ARTICLE VII

MISCELLANEOUS

7.1 Survival of Representations and Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for the maximum time allowable by applicable law.

7.2 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, fax, email, courier service or personal delivery:

To Seller:

Streeterville Capital, LLC
Attn: John M. Fife

297 Auto Mall Drive #4
St. George, Utah 84770

With a copy (which shall not constitute notice) to:

Hansen Black Anderson Ashcraft PLLC
Attn: Jonathan K. Hansen
3051 West Maple Loop Drive, Suite 325
Lehi, Utah 84083

To Buyer:

American Rebel Holdings, Inc.
Attn: Charles A. Ross, Jr.
5115 Maryland Way, Suite 303
Brentwood, Tennessee 37027

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if faxed or emailed.

7.3 Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

7.4 Assignments. This Agreement may not be assigned by either party without the prior written consent of the other party.

7.5 Amendment and Waiver. No failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by Seller or Buyer from the terms of any provision of this Agreement, shall be effective (a) only if it is made or given in writing and signed by Seller and Buyer, and (b) only in the specific instance and for the specific purpose for which made or given.

7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any electronic copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

7.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.8 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

7.9 Entire Agreement. This Agreement, together with all other documents contemplated hereunder, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement and all such other contemplated documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

7.10 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of Utah without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Utah. In furtherance of the foregoing, the internal law of the State of Utah shall control the interpretation and construction of this Agreement (and all exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

7.11 Venue. Each party hereto submits to the exclusive jurisdiction of any state or federal court sitting in Salt Lake County, Utah in any proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the proceeding may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) days after such mailing.

7.12 Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES

THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY'S RIGHT TO DEMAND TRIAL BY JURY.

7.13 Attorneys' Fees. If any action at law or in equity is brought by a party to enforce or interpret the terms of this Agreement or any other document contemplated hereby, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements (including expert witness fees and costs of investigation), in addition to any other relief to which such party may be entitled. For purposes of this Section, "prevailing party" means the party that achieves substantially the relief sought, whether by judgment, settlement, or otherwise.

7.14 Mutual Drafting. This Agreement is the mutual product of the parties hereto, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of each of the parties, and shall not be construed for or against any party hereto.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

SELLER:

STREETERVILLE CAPITAL, LLC

By: John Fife
John M. Fife, President

BUYER:

AMERICAN REBEL HOLDINGS, INC.

DocuSigned by:
By: Andy Ross
1018EF3B6519469...
Charles A. Ross, Jr., CEO

EXHIBIT A

ASSIGNMENT

FOR VALUE RECEIVED, Streeterville Capital, LLC, a Utah limited liability company ("Assignor"), hereby assigns and transfers to American Rebel Holdings, Inc., a Nevada corporation ("Assignee"), and Assignee hereby receives and accepts, all of Assignor's right, title and interest in and to, free and clear of any lien, claim or encumbrance, a $2,000,000.00 portion of that certain Secured Promissory Note in the original principal amount of $6,470,000.00 issued by Grafiti Holding, Inc. on June 26, 2024 and assumed by Damon, Inc.

WITNESS our hands this 22 day of August 2025.

ASSIGNOR:

STREETERVILLE CAPITAL, LLC

By: John Fife
John M. Fife, President

ASSIGNEE:

AMERICAN REBEL HOLDINGS, INC.

DocuSigned by:
By: Andy Ross
1010EF330519403...
Charles A. Ross, Jr., CEO

EXHIBIT B

CERTIFICATE OF DESIGNATIONS